EXHIBIT 99.2

                  CASH ELECTION FORM AND LETTER OF TRANSMITTAL

                          FOR SHARES OF COMMON STOCK OF
                              VILLAGE BANCORP, INC.

                                  INTRODUCTION

     This Cash Election Form and Letter of Transmittal, which we refer to as the election form, relates to the proposed merger of Village Bancorp, Inc. into Webster Financial Corporation pursuant to the Agreement and Plan of Merger, dated as of November 11, 1998, by and between Webster Financial and Village Bancorp.

     This election form must be completed by holders of shares of Village Bancorp's common stock ("Village Shares") who wish to make an election (a "Cash Election") to receive $23.50 in cash per Village Share for some or all of their Village Shares. If you prefer to receive shares of Webster Financial's common stock rather than cash for all your Village Shares, you do not need to complete this election form. Any Village Bancorp shareholder who does not make an election for all of their Village Shares by completing an election form and satisfying the other requirements described in this form will be sent a separate letter of transmittal with instructions after the merger takes place.

     The election process is summarized on pages 19 to 21 of the proxy statement/prospectus of Village Bancorp and Webster Financial dated March ___, 1999 that was sent to you with this election form. The election process also is set forth in the merger agreement, which was filed on February 8, 1999 with the Securities and Exchange Commission as Exhibit 2.1 to Webster Financial's registration statement on Form S-4. For a copy of the merger agreement, call or write to the person listed in instruction C3 on page 14 of this election form or see page 53 of the proxy statement/ prospectus, which explains how to obtain copies of documents filed with the SEC. YOU SHOULD READ THE MERGER AGREEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING AN ELECTION.

     Under the merger agreement, each holder of Village Shares at the close of business on March 15, 1999 may choose to receive for each Village Share that they held at that time (i) $23.50 in cash, subject to the limitation described below, (ii) share(s) of Webster Financial's common stock based on a 15 day average closing market price for Webster Financial's common stock described below, or (iii) a combination of cash and Webster Financial's common stock. If you do not make a Cash Election for any Village Shares that you hold, you will not be entitled to receive any cash in exchange for any of your Village Shares in the merger and will be deemed to have elected to receive Webster Financial's common stock for all of your Village Shares.

     THE MERGER AGREEMENT LIMITS THE AMOUNT OF CASH THAT CAN BE PAID IN THE MERGER. WE CANNOT ASSURE YOU THAT HOLDERS OF VILLAGE SHARES WHO CHOOSE TO RECEIVE CASH IN THE MERGER WILL RECEIVE CASH FOR SOME OR ALL OF THE VILLAGE SHARES THAT THEY HOLD. In the merger agreement, Webster Financial and Village Bancorp agreed that no more than 20% of the total value of the merger consideration could be used to pay Village Bancorp shareholders who chose to receive cash instead of Webster Financial's common stock, to pay cash instead of fractional shares and to pay cash to any dissenters. If too many Village Bancorp shareholders decide that they want to receive cash instead of Webster Financial's common stock, those shareholders will receive a prorated amount of cash, and the remainder of the merger consideration that they are entitled to receive will be paid to them in Webster Financial's common stock. If the amount of cash paid instead of fractional shares and to dissenters exceeds the 20% limit, no cash would be paid to Village Bancorp shareholders who choose to receive cash instead of Webster Financial's common stock.

     Any Village Shares that are converted into Webster Financial's common stock in the merger will be converted on the basis of a 15 day average closing market price of Webster Financial's common stock, computed to four decimal places. The 15 day average price will be the average of the daily closing prices per share for Webster Financial's common stock for the 15 consecutive trading days during which Webster Financial's common stock is actually traded as reported on the Nasdaq Stock Market's National Market Tier ending on the day before the receipt of the last required federal bank regulatory approval or waiver required for the merger of our bank subsidiaries, The Village Bank & Trust Company and Webster Bank. If the 15 day average price is between $19.50 and $27.50, shares of Village Bancorp's common stock will be converted into $23.50 worth of Webster Financial's common stock. If the 15 day average price is greater than $27.50, the exchange ratio will be 0.8545. If the 15 day average price is less than $19.50, the exchange ratio will be 1.2051, unless Village Bancorp gives Webster Financial notice of its intention to terminate the merger agreement because the 15 day average price is less than $17.55. If Village Bancorp takes this action, Webster Financial can decide that the exchange ratio will be determined by dividing $21.15 by the 15 day average price, computed to four decimal places, and the merger agreement will remain in effect.

     A holder of Village Shares exchanged in the merger who would otherwise have been entitled to receive a fraction of a share of Webster Financial's common stock will receive an amount of cash equal to (i) the fraction of a share of Webster Financial's common stock to which the shareholder would otherwise be entitled multiplied by (ii) the average of the daily closing prices per share for Webster Financial's common stock for the 15 consecutive trading days on which shares of Webster Financial's common stock are actually traded as reported on the Nasdaq Stock Market's National Market Tier ending on the third trading day before the closing date of the merger.

     The Boards of Directors of Webster Financial and Village Bancorp are not making a recommendation to you as to the type of consideration you should choose to receive in the merger. You must make your own decision about whether you want to receive cash and/or Webster Financial's common stock for your Village Shares.


                             MAKING A CASH ELECTION

     For a Cash Election to be effective, this election form, properly completed, together with the certificate(s) representing the Village Shares covered by the Cash Election (or with (i) a Guarantee of Delivery as provided in this election form or (ii) the documents required pursuant to instruction C4 concerning lost certificates) and all other required documents, MUST BE RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY, THE EXCHANGE AGENT, BEFORE 5:00 P.M., EASTERN STANDARD TIME, ON APRIL 27, 1999 (THE "ELECTION DEADLINE") AT THE ADDRESS SET FORTH BELOW.

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 40 WALL STREET
                               NEW YORK, NY 10005
                           ATTN: SHAREHOLDER SERVICES
                            TELEPHONE: (718) 921-8200
                            FACSIMILE: (718) 236-2641

     Delivery of this election form to an address different from the address set forth above will not constitute a valid delivery. You must sign this election form where indicated below and complete the Substitute Form W-9 that is a part of this form. IF ALL REQUIRED DOCUMENTS ARE NOT RECEIVED BEFORE THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE CHOSEN TO RECEIVE WEBSTER FINANCIAL'S COMMON STOCK FOR ALL OF YOUR VILLAGE SHARES.

     A Cash Election is subject to the 20% limitation described above and the instructions set forth in this election form, which begin on page 11. The merger agreement and the proxy statement/prospectus are incorporated by reference into this election form. Copies of these documents are available upon request (see instruction C3). PLEASE READ THE INSTRUCTIONS TO THIS ELECTION FORM CAREFULLY BEFORE COMPLETING IT.

     This election form and all other required documents should be returned to the Exchange Agent in the accompanying envelope. Do not send this election form with your blue proxy card. A Cash Election may be revoked at any time before the Election Deadline (see instruction B4). If the merger does not take place, your certificate(s) will be returned to you. After the Election Deadline, you will not have another chance to make a Cash Election.

To:  American Stock Transfer & Trust Company
     40 Wall Street
     New York, NY 10005


Ladies and Gentlemen:

     The undersigned hereby surrenders the certificate(s) listed in Box B below (or guarantees delivery of such certificate(s) in accordance with a Guarantee of Delivery), and makes the election set forth in Box A below. The undersigned understands that the purpose of the election procedures described in this election form is to permit holders of Village Shares to express their preference to receive cash in the merger.

          By completing Box A below, you may choose to receive cash for some or all of your Village Shares.

                                      BOX A
--------------------------------------------------------------------------------

                                  CASH ELECTION
                              (Check only one box)

     The undersigned, subject to the terms and conditions set forth in this election form, makes the following election for the undersigned's Village
Shares:

     [ ] An election to receive $23.50 in cash per share for ALL of the undersigned's Village Shares.

     [ ] An election to receive $23.50 in cash per share for SOME of the undersigned's Village Shares and to receive Webster Financial's common stock for the remainder of the undersigned's Village Shares, as allocated below:

(If you are electing to receive cash consideration only for some of your Village Shares, fill in both the number of shares for which you want to receive cash consideration and the number of shares for which you want to receive Webster Financial's common stock.)

       CASH                        STOCK                            TOTAL
(NO. OF  SHARES)              (NO. OF  SHARES)                (NO. OF  SHARES)

     Any Village Shares of the undersigned as to which the undersigned has not made an effective Cash Election will be converted at the effective time of the merger into the right to receive Webster Financial's common stock.
--------------------------------------------------------------------------------

     ALL SHAREHOLDERS MAKING A CASH ELECTION FOR SOME OR ALL OF THEIR VILLAGE SHARES MUST COMPLETE BOX B TO SPECIFY THE SHARES COVERED BY THEIR CASH ELECTION.

                                      BOX B
--------------------------------------------------------------------------------

                              DESCRIPTION OF SHARES

     If you elected in Box A to receive cash consideration for ALL of your Village Shares, list below all of your certificate(s) and the shares represented by each certificate. If you elected in Box A to receive cash consideration for only SOME of your Village Shares, list below the certificate(s) representing Village Shares for which you wish to receive cash consideration.

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                    NAME AND ADDRESS OF REGISTERED HOLDER(S)
                           (Please fill in, if blank)





--------------------------------------------------------------------------------

               CERTIFICATE NO.
              OF CERTIFICATE(S)
                 SURRENDERED
               (OR COVERED BY                          NUMBER OF SHARES
                GUARANTEE OF                            REPRESENTED BY
                  DELIVERY)                            EACH CERTIFICATE

--------------------------------------------------------------------------------
               _______________                         ________________
               _______________                         ________________
               _______________                         ________________
               _______________                         ________________
               _______________                         ________________
               _______________                         ________________

                                      TOTAL SHARES:    ________________

     Instead of delivering certificate(s) with this election form, you may make a Cash Election by delivering an election form before the Election Deadline and complying with the Guarantee of Delivery procedures, including (i) the delivery with the election form of a completed Guarantee of Delivery set forth in Box C and (ii) delivery of the certificate(s) on a timely basis. See instruction A2. Cash Elections for all Village Shares subject to a Guarantee of Delivery must be made at the time the Guarantee of Delivery is executed. If the guarantor fails to deliver the certificate(s) in accordance with the terms of the Guarantee of Delivery, any purported Cash Election for certificate(s) subject to the guarantee will be void.

                                      BOX C
--------------------------------------------------------------------------------

                              GUARANTEE OF DELIVERY
(To be used only if certificate(s) are not surrendered with this election form. See instruction A2.)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees delivery to the Exchange Agent, at its address set forth above, of certificate(s) for the Village Shares to which this election form relates, duly endorsed in blank or otherwise acceptable in form for transfer on the books of Village Bancorp, no later than 5:00 p.m., Eastern Standard Time, on the third business day after the date of execution of this Guarantee of Delivery. This box is not to be used to guarantee signatures. See Box F.

Dated: _____________, 1999
                                            ------------------------------
                                              (Firm Name -- please print)

No. of Shares:  ______________

                                            ------------------------------
                                                (Authorized signature)

                                            ------------------------------
                                            ------------------------------
                                            ------------------------------
                                                       (Address)

                                            ------------------------------
                                            Tel. No. (including area code)

--------------------------------------------------------------------------------

     THE UNDERSIGNED HEREBY CERTIFIES THAT THE ELECTION SET FORTH IN THIS ELECTION FORM COVERS VILLAGE SHARES REGISTERED IN THE NAME OF THE UNDERSIGNED AND EITHER (I) BENEFICIALLY OWNED BY THE UNDERSIGNED OR (II) OWNED BY THE UNDERSIGNED IN A REPRESENTATIVE OR FIDUCIARY CAPACITY FOR A PARTICULAR BENEFICIAL OWNER(S).

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Village Shares covered by this election form and to receive on behalf of the undersigned, in exchange for the those Village Shares, any check for the cash and any Webster Financial common stock to be received in the merger for the Village Shares to which this election form applies.

     The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any election and delivery and/or surrender of certificate(s) under this election form will be determined by the Exchange Agent, or as otherwise provided by the merger agreement or instruction A7 of this form, and any determinations of this kind will be final and binding. No authority conferred by this election form or agreed to be conferred will be affected by, and all authority of this kind will survive, the death or incapacity of the undersigned. All obligations of the undersigned under this election form will be binding on the heirs, personal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated in Box D below entitled "Special Payment Instructions," please issue any check or certificate for Webster Financial's common stock in the name of the registered holder(s) of the Village Shares appearing in Box B above under "Description of Shares." Similarly, unless otherwise indicated in Box E below entitled "Special Delivery Instructions," please mail any check or certificate for Webster Financial's common stock to the registered holder(s) of the Village Shares at the address(es) of the registered holder(s) appearing in Box B above under "Description of Shares." In the event that Boxes D and E entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check or certificate for Webster Financial's common stock in the name(s) of, and mail the check or the certificate for Webster Financial's common stock to, the person(s) so indicated.

                                      BOX D
--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                          (See instructions A6 and C2)

     To be completed ONLY if a check is to be made payable to or a certificate for Webster Financial's common stock is to be issued in the name of someone other than the undersigned.

Name:
     ----------------------------------------------------
                          (Please print)

Address:
        -------------------------------------------------
        -------------------------------------------------
        -------------------------------------------------
                         (Include zip code)

--------------------------------------------------------------------------------

                                      BOX E
--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                          (See instructions A6 and C2)

     To be completed ONLY if a check or a certificate for Webster Financial's common stock is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares." Mail check to:

Name:
     ----------------------------------------------------
                          (Please print)

Address:
        -------------------------------------------------
        -------------------------------------------------
        -------------------------------------------------
                         (Include zip code)

--------------------------------------------------------------------------------
                                   IMPORTANT!

                       ALL VILLAGE SHAREHOLDERS SUBMITTING
                        THIS ELECTION FORM MUST SIGN HERE

     The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this election form and to surrender the certificate(s) surrendered herewith (or any certificate(s) covered by a Guarantee of Delivery in accordance with the terms of this election form), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or Webster Financial to be necessary or desirable to complete the assignment, transfer, cancellation and retirement of the Village Shares covered by this election form.

SIGN HERE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of holder(s))

Name(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please print)


--------------------------------------------------------------------------------
                        (Area code and telephone number)

Dated:________________, 1999

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or (see instruction A5) by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this election form. If signature is by attorney, executor, administrator, trustee or guardian or other person acting in a fiduciary capacity, set forth the full title and see instruction A5.

--------------------------------------------------------------------------------
                                      BOX F
--------------------------------------------------------------------------------

                               SIGNATURE GUARANTEE
            (COMPLETE ONLY IF REQUIRED. See instructions A5 and A6.)

             Note: Notarization by a Notary Public is not Acceptable

                               FOR USE BY ELIGIBLE
                               INSTITUTIONS ONLY.
                          PLACE MEDALLION GUARANTEE IN
                                   SPACE BELOW



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                            IMPORTANT TAX INFORMATION

     In order to ensure compliance with federal income tax requirements, each holder of Village Shares is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. (See instruction C7 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)


--------------------------------------------------------------------------------
   SUBSTITUTE FORM W-9               PLEASE FILL IN YOUR NAME AND ADDRESS

                                     ___________________________________________
                                     Name (if joint names, list first  _________
   Department of the Treasury        and circle the name of the person _________
   Internal Revenue Service          or entity whose TIN is entered in
                                     Part 1)
   Payor's Request for Taxpayer      Address (number and street) City, _________
   Identification Number (TIN)       State and Zip Code                _________

------------------------------------
PART  1  --  PLEASE   PROVIDE   YOUR
TAXPAYER  IDENTIFICATION  NUMBER  IN
THE  BOX AT  RIGHT  AND  CERTIFY  BY
SIGNING AND DATING BELOW.            -----------------     ---------------------
See "Guidelines for                   Social Security            Employee
Certification  of  Taxpayer               Number           Identification Number
Identification  Number" for
Instructions.

If you  are  awaiting  your  TIN,  check  the box at  right  and complete the  "Certificate of Awaiting  Taxpayer  Identification
Number" below.                                                  Awaiting TIN [ ]

--------------------
PART 2--IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, check the box
at right                                                              Exempt [ ]

--------------------
PART 3--CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature ____________________________________         Date ______________, 1999

--------------------------------------------------------------------------------
Note: Failure to complete and return the Substitute Form W-9 with this election form may result in backup withholding of 31% of any payments made to you in connection with the merger. Please review instruction C7 and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 provided with this election form for additional details.


--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

Signature ____________________________________         Date ______________, 1999


--------------------------------------------------------------------------------

                                 INSTRUCTIONS TO
                  CASH ELECTION FORM AND LETTER OF TRANSMITTAL

A.   ELECTION FORM

     1. Delivery of Election Form and Certificate(s). This election form is to be used if certificate(s) are forwarded with this form or if delivery of the Village Shares covered by this election form is guaranteed in accordance with the terms of this form. Certificate(s) evidencing all Village Shares covered by this election form (or a Guarantee of Delivery as provided herein), together with a properly completed and duly executed election form (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this election form, must be received by the Exchange Agent at its address set forth in this form before the Election Deadline. IF YOUR ELECTION FORM AND ALL REQUIRED DOCUMENTS ARE NOT RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE, YOUR VILLAGE SHARES WILL BE DEEMED TO BE SHARES FOR WHICH YOU HAVE ELECTED TO RECEIVE WEBSTER FINANCIAL'S COMMON STOCK. If you do not wish to receive cash for any of your Village Shares, this election form need not be returned.

     2. Guarantee of Delivery. Instead of forwarding certificate(s), you may deliver your certificate(s) under the guaranteed delivery procedure contained in this election form. Under that procedure: (i) a properly completed and duly executed election form with any required signature guarantees and with Box C entitled "Guarantee of Delivery" properly completed and duly executed, and any other documents required by this election form, must be received by the Exchange Agent before the Election Deadline; and (ii) the certificate(s) in proper form for transfer must be received by the Exchange Agent no later than 5:00 p.m., Eastern Standard Time, on the third business day after the date of execution of the Guarantee of Delivery. If the guarantor fails to deliver on a timely basis the certificate(s) in accordance with applicable guaranteed delivery procedures, any purported Cash Election for the certificate(s) subject to the guarantee will be void.

     3. Shares Held by Nominees, Trustees or Other Representatives. Any record holder of Village Shares who holds those shares as a nominee, trustee or in another representative or fiduciary capacity, which we refer to in this instruction as representatives, may submit one or more election forms covering the total number of Village Shares held by the representative for the beneficial owners for whom the representative is making a Cash Election. If certificate(s) are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed election form must accompany each delivery. Any representative who submits an election form may be required to provide the Exchange Agent with the documents and/or certifications (in addition to any evidence of authority required by instruction A5) as may be requested in order to satisfy the Exchange Agent that the representative holds for a particular beneficial owner of Village Shares covered by an election form. If any Village Shares held by a representative are not covered by an effective Cash Election, they will be deemed to be shares for which the representative has elected to receive Webster Financial's common stock.

     4. Method of Delivery. THE METHOD OF DELIVERY OF THIS ELECTION FORM, CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SENDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. The risk of loss of the certificate(s) will pass only after the Exchange Agent has actually received the certificate(s). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery by the Election Deadline.

     5. Signatures on Election Form; Stock Powers and Certificate Endorsements. If this election form is signed by the registered holder(s) of the Village Shares covered by this form, the signature(s) must correspond with the name(s) on the face of the certificate(s) evidencing those shares without alteration or any other change whatsoever.

     If any of the Village Shares covered by this election form are owned of record by two or more persons, all of these persons must sign this election form. If any certificates delivered with this election form are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate election forms as there are different registrations of the certificates.

     If this election form is signed by the registered holder(s) of the Village Shares covered by this form, no endorsements of certificate(s) or separate stock powers are required, unless a check is to be payable to the order of, or a certificate for Webster Financial's common stock is to be issued in the name of, a person other than the registered holder(s) of the shares, in which case Box D must be completed and the certificate(s) evidencing the shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution (as defined in instruction A6).

     If this election form is signed by a person other than the registered holder(s) of the Village Shares covered by this form, the certificate(s) evidencing the shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this election form or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's authority to so act must be submitted.

     6. Guarantee of Signatures. Except as otherwise provided below, all signatures on this election form must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this election form if it is signed by the registered holder(s) of certificates covered by this form, unless the holder(s) has completed either Box D entitled "Special Payment Instructions" or Box E entitled "Special Delivery Instructions." In addition, if a certificate is registered in the name of a person other than the signer of this election form, or if checks are to be payable to the order of a person other than the registered holder(s), then the certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate, with the signature(s) on such certificate or stock powers guaranteed by an Eligible Institution.

     7. Determination of Proper Cash Election. The Exchange Agent will have the reasonable discretion to determine whether election forms have been properly or timely completed, signed and submitted, modified or revoked, and to disregard immaterial defects in election forms. In all such matters, the decision of the Exchange Agent, and any decision of Webster Financial and Village Bancorp required by the Exchange Agent and made in good faith, will be conclusive and binding. The Exchange Agent will not be under any obligation to notify any person of any defect in an election form or other documents submitted to the Exchange Agent. No alternative, conditional or contingent Cash Elections will be accepted. If the Exchange Agent reasonably determines that any purported Cash Election was not properly made, the purported Cash Election will be of no force and effect, the Village Bancorp shareholder making the purported Cash Election will be deemed not to have made a Cash Election and the Village Shares covered by that election will be deemed to be Village Shares for which the shareholder has elected to receive Webster Financial's common stock.

     8. Inadequate Space. If the space provided in Box B under "Description of Shares" is inadequate, the certificate numbers and the number of Village Shares evidenced by the certificates should be listed on a separate schedule and attached to the election form.

     9. Termination of Merger Agreement. All Cash Elections will be revoked automatically if the Exchange Agent is notified in writing by Webster Financial or Village Bancorp that the merger agreement has been terminated, and certificates will be returned promptly to the persons who have submitted them by registered mail (with attendant delay).

     10. Dissenters' Appraisal Rights. Holders of Village Shares who wish to exercise dissenters' rights of appraisal should not complete this election form. Webster Financial will regard any record holder of Village Shares who has delivered a written demand for dissenters' rights and who subsequently delivers an election form to the Exchange Agent as having withdrawn their demand for dissenters' rights. Webster Financial will regard any holder who has delivered an election form and who simultaneously or subsequently makes a written demand for dissenters' rights as having revoked their Cash Election. For information about dissenters' rights, see the summary set forth in the proxy statement/prospectus under the caption "THE MERGER -- Dissenters' Appraisal Rights" and Appendix B of the proxy statement/prospectus.

B.   ELECTION PROCEDURES

     1. Elections. By completing Box A entitled "Cash Election" and this election form and making the deliveries required by this form, each in accordance with these instructions, you may receive $23.50 in cash per share for some or all of the Village Shares that you hold. In connection with making a Cash Election, you should read carefully the merger agreement and the proxy statement/prospectus, including the information contained in the proxy statement/prospectus under the caption "THE MERGER -- Federal Income Tax Consequences." You should consult your own tax advisor as to the specific tax consequences of a Cash Election and the merger to you.

     2. Treatment of Non-Electing Shares. Any Village Shares other than dissenting shares for which the Exchange Agent does not receive an effective, properly completed election form before the Election Deadline will be deemed to be Village Shares for which the shareholder has elected to receive Webster Financial's common stock. This election form will be deemed properly completed only if: (i) accompanied by one or more certificates with respect to the shares (or (a) such documents concerning lost certificates as are required pursuant to instruction C4 or (b) a properly executed Guarantee of Delivery with respect to the shares) and (ii) accompanied by any other documents required by the Exchange Agent or Webster Financial.

     3. Election Deadline. In order for a Cash Election to be effective, the Exchange Agent must receive a properly completed election form, accompanied by all required documents, no later than 5:00 p.m., Eastern Standard Time, on April 27, 1999, which is the Election Deadline.

     4. Changes to Cash Elections. Any holder of Village Shares who has made a Cash Election may, at any time before the Election Deadline, change a Cash Election by submitting to the Exchange Agent a properly completed and signed revised election form with all required additional documents, provided that the Exchange Agent receives such revised election form and other necessary documents before the Election Deadline. Any holder of Village Shares may at any time before the Election Deadline revoke a Cash Election and withdraw their certificate(s) deposited with the Exchange Agent by delivery of a written notice of revocation to the Exchange Agent received before the Election Deadline. If a Cash Election is revoked by a Village shareholder before the Election Deadline, the related Village Shares automatically will be deemed to be shares for which the shareholder has elected to receive Webster Financial's common stock unless and until a new Cash Election is properly made with respect to the shares before the Election Deadline. In the event of a revocation of a Cash Election, unless the holder who submitted the revoked Cash Election instructs the Exchange Agent otherwise, certificate(s) representing the related Village Shares will be returned without charge to the holder.

     5. No Fractional Shares. Cash will be paid instead of issuing fractional shares of Webster Financial's common stock in the merger. See page 2 of this election form.

     6. No Liability. Neither Webster, Village nor the Exchange Agent will be liable to any holder of Village Shares for any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

C. RECEIPT OF CASH CONSIDERATION, SPECIAL INSTRUCTIONS, ADDITIONAL COPIES, LOST CERTIFICATES AND TAXES

     1. Receipt of Merger Consideration. As soon as practicable after the merger takes place, Village Bancorp shareholders who have surrendered their certificate(s) to the Exchange Agent for cancellation, together with this election form duly executed and completed in accordance with these instructions and any other documents as are required pursuant to these instructions, will be entitled to receive in exchange for their certificate(s) a check in the amount equal to the cash that the holder has the right to receive (including any cash instead of fractional shares) and if applicable, a certificate for shares of Webster Financial's common stock. All cash paid on conversion of the Village Shares in accordance with the terms of the merger agreement will be deemed to have been paid or issued in full satisfaction of all rights pertaining to those Village Shares.

     2. Special Payment and Delivery Instructions. If any check is to be payable to the order of, or a certificate for Webster Financial's common stock is to be issued in the name of, a person other than the person(s) signing this election form or if a check or a certificate is to be sent to someone other than the person(s) signing this election form or to the person(s) signing this form but at an address other than that shown in Box B entitled "Description of Shares," then Box D "Special Payment Instructions" and/or Box E "Special Delivery Instructions" on this election form must be completed, and signature guarantees will be required (see instruction A6).

     3. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at the address or telephone number set forth on page 2 of this election form. You may obtain additional copies of this election form, instructions and the Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9 from the Exchange Agent. For additional copies of the proxy statement/prospectus, write to or call Robert V. Macklin, President and Chief Executive Officer, Village Bancorp, Inc., 25 Prospect Street, P.O. Box 366, Ridgefield, Connecticut 06877, telephone (203) 438-9551. For a copy of the merger agreement, write to or call James M. Sitro, Vice President, Investor Relations, Webster Financial Corporation, Webster Plaza, Waterbury, Connecticut 06702, telephone (203) 578-2399.

     4. Lost, Stolen or Destroyed Certificates. If any certificate(s) representing Village Shares has been lost, stolen or destroyed, the owner of the certificate should promptly contact the Exchange Agent for additional instructions as to the steps that may be taken in order to replace the certificate(s), or complete a valid Cash Election by submission of an election form accompanied by an appropriate affidavit and indemnification acceptable to the Exchange Agent, Webster Financial, Village Bancorp and/or their respective sureties (which may require the person to post or make payment for a bond against any claim that may be made with respect to the certificate(s)).

     5. Stock Transfer Taxes. If any check or certificate for Webster Financial's common stock is to be issued in a name other than that in which the certificate(s) surrendered in exchange therefor are registered, it will be a condition of the exchange that the person requesting the exchange pay the amount of any stock transfer or other taxes (whether imposed on the registered holder or that person), payable on account of the transfer to that person, to the Exchange Agent or submit satisfactory evidence of the payment of these taxes, or exemption from these taxes, to the Exchange Agent before the check or certificate is issued.

     6. Withholding. Following the merger, Webster Financial or the Exchange Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the merger agreement to any holder of Village Shares the amounts it is required to deduct and withhold for payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Webster Financial or the Exchange Agent, the withheld amounts shall be treated for all purposes of the merger agreement as having been paid to the holder of the Village Shares for which the deduction and withholding was made by Webster Financial or the Exchange Agent.

     7. Substitute Form W-9. Under the federal income tax law, a Village Bancorp shareholder who delivers Village Shares is required by law to provide the Exchange Agent as payor with the shareholder's correct Taxpayer Identification Number on the enclosed Substitute Form W-9. In this instruction, we use the term TIN to refer to Taxpayer Identification Number. If the shareholder is an individual, the TIN is the shareholder's social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payments that are made to the shareholder for Village Shares converted in the merger may be subject to backup withholding of 31%. Certain shareholders (generally including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the individual must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. If backup withholding applies for a shareholder, the Exchange Agent is required to withhold 31% of any cash payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on any cash payments that are made to a Village Bancorp shareholder for Village Shares covered by this election form, the shareholder is required to notify the Exchange Agent of the shareholder's correct TIN by completing the Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that the shareholder is awaiting a TIN) and (ii) that (a) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

     The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Village Shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance concerning which number to report. If the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1, and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all cash payments to such shareholder until a TIN is provided to the Exchange Agent.

     You should consult your own accountant or tax advisor for further guidance in completing the Substitute Form W-9.

                                   ----------

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

                                                                                            GIVE THE EMPLOYER
     FOR THIS TYPE OF           GIVE THE SOCIAL SECURITY         FOR THIS TYPE OF         IDENTIFICATION NUMBER
         ACCOUNT:                      NUMBER OF--                   ACCOUNT:                     OF---
----------------------------- ------------------------------ ------------------------- ---------------------------
1.   Individual               The individual                 6.  A valid trust         The legal entity (4)

2.   Two or more              The actual owner of the        7.  Corporation           The corporation
     individuals (joint       account or, if combined
     account)                 funds, the first individual
                              on the account (1)

3.   Custodian account of a   The minor (2)                  8.  Association, club,    The organization
     minor (Uniform Gift to                                      religious,
     Minors Act)                                                 charitable,
                                                                 educational or
                                                                 other tax-exempt
                                                                 organization

4.   a.  The usual            The grantor-trustee (1)         9.  Partnership          The partnership
         revocable savings
         trust (grantor is
         also trustee)

     b.  The so-called        The actual owner (1)           10.  A broker or          The broker or nominee
         trust account that                                       registered nominee
         is not a legal or
         valid trust under
         State law

5.   Sole proprietorship      The owner (3)                  11.  Account with the     The public entity
                                                                  Department of
                                                                  Agriculture in the
                                                                  name of a public
                                                                  entity (such as a
                                                                  State or local
                                                                  government, school
                                                                  district or
                                                                  prison) that
                                                                  receives
                                                                  agricultural
                                                                  program payments

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also enter the business or "doing business as" name. You may use either the owner's social security number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

     If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

     Payees exempt from backup withholding include the following:

     - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2)

     -    The United States or any agency or instrumentality thereof

     - A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof

     - A foreign government, a political subdivision of a foreign government or any wholly-owned agency or instrumentality thereof

     Other payees that may be exempt from backup withholding include:

     -    A corporation

     -    A financial institution

     -    An international organization or any agency or instrumentality thereof

     - A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States

     -    A real estate investment trust

     -    A common trust fund operated by a bank under section 584(a)

     - An entity registered at all times during the year under the Investment Company Act of 1940

     -    A foreign central bank of issue.

     Exempt payees described above should file the Substitute Form W-9 to avoid erroneous backup withholding.

Privacy Act Notice

     Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or note recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number.

Penalties

     (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Civil Penalty for False Information with respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

     (3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.